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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 14, 2006

GLOBAL GREEN SOLUTIONS INC.
formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

609 Granville Street, Suite 880
P.O. Box 10321 Pacific Center
Vancouver, British Columbia
Canada V7Y 1G5
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On March 24, 2006, we entered into an agreement with Ecofys B.V., a company existing under the laws of the Netherlands, to cooperate in the development and execution of Green House Credit Projects.

The agreement is subject to the establishment of a separate contract, which has not been negotiated, for the sale of the Green House Credits.

ITEM 5.03     AMENDED ARTICLES OF INCORPORATION

On March 14, 2006, we amended our articles of incorporation and changed our name from High Grade Mining Corporation to Global Green Solutions Inc. On March 24, 2006 our common stock began trading on the Bulletin Board operated by the National Association of Securities Dealers, Inc. under our new symbol GGRN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 29th day of March, 2006.

GLOBAL GREEN SOLUTIONS INC.

BY:	ELDEN SCHORN
Elden Schorn, president, principal executive officer, treasurer, principal financial officer, principal accounting officer and a member of the board of directors